Exhibit 10.1

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN

FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

AMENDMENT

TO

MARKETING AUTHORIZATION HOLDER AGREEMENT

(“Amendment”)

This Amendment (“Amendment”) is made this 1st day of April, 2016, by and between Oxford Immunotec Limited, a company organized and existing under the laws of UK, address at 94C Milton Park, Abingdon, Oxfordshire OX14 4RY United Kingdom (hereinafter referred to as "MANUFACTURER", and RIKEN GENESIS CO., LTD., a company organized and existing under the laws of Japan, address at 1-5-1 Taito, Taito-ku, Tokyo 110-8560, Japan (hereinafter referred to as “MAH”).

 Recitals:

WHEREAS, MANUFACTURER and MAH are parties to the Marketing Authorization Holder Agreement dated July 29, 2011, as amended September 1, 2013 (“Agreement”);

WHEREAS, as of April 1st, 2016 (“Effective Date”), the parties agreed to modify the Agreement to adjust the commission defined in the Agreement; and

WHEREAS, MANUFACTURER and MAH now wish to memorialize the amounts to be paid by MANUFACTURER to MAH under the Agreement.

NOW, THEREFORE, IN CONSIDERATION OF THE FOREGOING, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and agreed, MANUFACTURER and MAH agree to amend the Agreement as follows:

1.	This Amendment shall have effect as of the Effective Date.
2.	Appendix A of the Agreement shall be replaced by as attached hereto.
3.

For the avoidance of doubt, MANUFACTURER acknowledges and agrees that the delivery of PRODUCTS shall be made at the DISTRIBUTOR’s premises directed by DISTRIBUTOR and the risk of loss or damages to PRODUCTS under the Agreement shall pass from MANUFACTURER to DISTRIBUTOR at the time of completion of delivery.

4.	Except for the terms and conductions set forth above, all terms of the Agreement shall remain in full force and effect.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN

FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

RIKEN GENESIS CO., LTD.		Oxford Immunotec Limited

By:	/s/ Yusuke Tsukahara	By:	/s/ Peter Wrighton-Smith
Name:	Yusuke Tsukahara	Name:	Peter Wrighton-Smith
Title:	CEO	Title:	CEO

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN

FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

APPENDIX A (Effective as of April 1st, 2016)

DMAH Service Package for In-Vitro Diagnostics

•	We (MAH) support marketing in Japan for the PRODUCTS placed on the market by the foreign manufacturer.

•	We must act as the foreign manufacturer's contact point for all Japanese Authorities.

•	We oversee the GQP and will be in charge of monitoring the shipping and receiving methods of the foreign manufacturer.

•	We are responsible for notifying the PMDA of any manufacturing or in-process control changes.

•	We communicate with your DISTRIBUTOR and create the Import Procedure for your DISTRIBUTOR.

•	We communicate with your packaging manufacturer to develop the Quality Agreement and assist in preparation of the Manufacturing Standard (Seihinhvojunsho) for labeling and warehousing as applicable.

•	We are responsible for establishing and ensuring the release criteria and Quality Standard (Hinshitsuhyojunsyo) for each PRODUCT.

•	We prepare and submit the Import Submission for each PRODUCT family for customs clearance.

•	We register JAN code to MEDIS for each item of the PRODUCTS.

•	We are responsible for handling all necessary communication between foreign manufacturer and MHLW in the case of a PRODUCT recall.

•	We protect the confidentiality of your documentation. The Japanese Authorities are the only entities to whom we will show the documents, and only upon their request.

•

We obtain your PAL certificates and other documentation for each PRODUCT from the Japanese Authorities and forward them to you. We will ensure that all certificates and approvals will be issued in your (MANUFACTURER’s) name.

•

We have right to conduct audits of your facilities. The MAH must be able to show their audit records of the foreign manufacturer which has no location in Japan to Japanese Authorities upon request. If your company faces a serious or many reportable events, this will be expected.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN

FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Fee Structure

•

One time initiation fee of [***] upon signing of this Agreement. This includes the fee for review of IVD documentation, labeling, and developing the required Quality Standard (Hinshitsuhyojunsyo) and Import Submission, Quality Agreement, JAN Code registration. An additional one-time [***] fee per a PRODUCT family is required for an additional PRODUCT family. This also includes the review of IVD documentation, labeling, and developing the required Quality Standard (Hinshitsuhyojunsyo) and Import Submission.

•	DMAH Retainer and Handling Fee:

We charge a monthly commission per commercial invoice at custom clearance for PRODUCTS listed in APPENDIX B on the proviso that PRODUCTS are directly delivered from MANUFACTURER to DISTRIBUTOR. The applicable rate of the commission shall be one of the following:

I.

If the total invoiced amount for the preceding fiscal year starting from April 1 and ending on March 31 (the “Preceding Year”) cleared through customs exceeds [***], MAH will charge [***] commission applied to each commercial invoice for a PRODUCT listed in APPENDIX B, invoiced monthly.

II.

If the total invoiced amount for the Preceding Year cleared through customs exceeds [***] (but does not exceed [***]), MAH will charge [***] commission applied to each commercial invoice for a PRODUCT listed in APPENDIX B, invoiced monthly.

III.

If the total invoiced amount for the Preceding Year cleared through customs does not exceed [***], MAH will charge [***] commission applied to each commercial invoice for a PRODUCT listed in APPENDIX B, invoiced monthly.

•	To set-up Import Procedure for shipping process, [***] is charged per DISTRIBUTOR, if any. This includes necessary communication with the DISTRIBUTOR including explanation of new import procedure.

•	If necessary, vigilance/reportable event reporting will be charged on an hourly rate basis of [***].

•

If an on-site audit of your facilities is required, fees will be charged at the rate of [***] per person per day, with a fee cap of [***] (2 persons for 2 days). In addition, Manufacturer will reimburse MAH for reasonable out-of-pocket travel expenses of the auditing team, at cost (without mark-up), with all air travel in economy class and accommodations at standard business (not luxury) hotels. MAH will endeavour to use audit personnel who are geographically proximate to the facility to be audited. In the event the on-site audit cannot be completed by two persons in two days (or by one person in four days), the parties agree to discuss appropriate adjustments to the fee cap.

•	Travel expenses where applicable are charged at cost.

•	Manufacturer is responsible for payment of all fees related to the Product registration charged by the PMDA or Registration Certification Body.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN

FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

•

The amount of fees for custom clearances including consumption taxes to be paid at customs clearance which must be paid to MAH before customs clearance can occur. We will invoice the amount of fees to your DISTRIBUTOR as a substantial importer and not release PRODUCT to your DISTRIBUTOR until paid.

•

If RIKEN GENESIS is assuming the DMAH role for any Product from the MANUFACTURER's existing MAH/DMAH, RIKEN GENESIS must gather the following information and perform the additional actions itemized below. Our assistance with the following activities will be billed at a fee of [***] per hour, plus travel time and travel expenses, which are invoiced at cost:

o	Obtain the GQP and GVP, including quality control records, release judgment records and adverse event/field corrective action records, complaint data, et al.

o	Succeed original copy of the Pre-Market Approval/Certification (PMA/PMC) and copy of the application of the Pre-Market Approval/Certification (PMA/PMC)

o	Succeed copy of package insert, instruction for use/operation manual and labeling

o	Prepare and submit DMAH Change Notification

Notes:

•

In Japan, class I IVDs are not required to go through the Pre-market Approval or Pre-market Certification process. Instead, registration is executed by the Pre-market Submission process with no assessment by the PMDA or a registered Certification Body as is required with a Premarket Approval or Pre-market Certification.

•	While the Foreign Special Approval System under the PAL is not applicable for PRODUCTS that fall under the Pre-market Submission process, you can select MAH as your MAH rather than as your DMAH.

•	Manufacturer must appoint a licensed Packaging Manufacturer, Distribution Company and if necessary a Logistics Firm licensed for your specific PRODUCTS.

•

In the case of a transfer of existing registered PRODUCTS from your existing MAH or DMAH, MANUFACTURER is responsible for providing all of the documents, e.g., pre-market approval application, package insert, Quality Standard (Hinshitsuhyojunsyo) etc., needed to transfer from the existing MAH or DMAH. Any fee and/or costs for re-registration of the PRODUCTS transferred from the existing MAH or DMAH will be charged separately.